UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

Pyxus International, Inc.
(Exact name of Registrant as specified in its charter)

Virginia	000-25734	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
6001 Hospitality Court, Suite 100
Morrisville, North Carolina 27560-2009
(Address of principal executive offices, including zip code)
(919) 379-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) On August 14, 2025, Pyxus International, Inc. (the "Company") held its 2025 annual meeting of shareholders (the "Annual Meeting").

(b) At the Annual Meeting, the matters submitted to a vote of shareholders, and outcome of the vote, were as follows:

1.Each of John S. Alphin, Jamie J. Ashton, Patrick J. Bartels, Jr., Robert D. George, Cynthia P. Moehring, J. Pieter Sikkel and Richard J.C. Topping was elected as a director for a one-year term expiring at the 2026 annual meeting of shareholders;

2.The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2026, was ratified;

3.A resolution to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, was adopted; and

4.The Pyxus International, Inc. Amended and Restated 2020 Incentive Plan (the "Amended and Restated 2020 Incentive Plan") was approved.

The voting results with respect to these matters are set forth in the tables below:

1.Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John S. Alphin	19,162,839	67,017	1,465,486
Jamie J. Ashton	18,958,579	271,277	1,465,486
Patrick J. Bartels, Jr.	18,958,579	271,277	1,465,486
Robert D. George	19,162,839	67,017	1,465,486
Cynthia P. Moehring	19,162,839	67,017	1,465,486
J. Pieter Sikkel	19,178,273	51,583	1,465,486
Richard J.C. Topping	19,162,839	67,017	1,465,486

2.Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
20,634,227	3,349	57,766

There were no broker non-votes with respect to the ratification of independent auditors.

3.Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,131,952	74,451	23,453	1,465,486

4.Approval of the Amended and Restated 2020 Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,619,329	586,846	23,681	1,465,486

As the effectiveness of the Amended and Restated 2020 Incentive Plan was not conditioned upon shareholder approval, the Company filed a Form 8-K on March 20, 2025 in connection with the adoption of the Amended and Restated 2020 Incentive Plan by the Company’s Board of Directors. That Form 8-K includes a brief description of the amendments effected by the adoption of the Amended and Restated 2020 Incentive Plan from the Amended and Restated 2020 Incentive Plan last adopted by the Company’s Board of Directors on March 21, 2024 and approved by the Company's shareholders on August 15, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 2025

PYXUS INTERNATIONAL, INC.

By:	/s/ T. David Singer

T. David Singer
Senior Vice President – Chief Legal
Officer and Secretary